UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2012

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	001-33872	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street, Lititz, Pennsylvania		17543
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Redesignation Event

On December 12, 2007, in connection with the issuance by Susquehanna Bancshares, Inc. (“Susquehanna”) of $125,000,000 aggregate principal amount of its 9.375% Capital Efficient Notes due 2057 to Susquehanna Capital I (the “Trust”) and the Trust’s issuance of $125,000,000 aggregate liquidation amount of its 9.375% Capital Securities, Susquehanna entered into a Replacement Capital Covenant (the “Replacement Capital Covenant”) in favor of and for the benefit of the holders of a series of its outstanding debt securities (the “Covered Debt,” and the holders of such debt satisfying the criteria set forth in the Replacement Capital Covenant, the “Covered Debtholders”).

Under the terms of the Replacement Capital Covenant, a “Redesignation Date” occurs, with respect to the Covered Debt in effect at any time, on the date that is two years prior to the final maturity date of such Covered Debt. May 1, 2012 was two years prior to the final maturity date of Susquehanna’s $75,000,000 aggregate principal amount of 4.75% Fixed Rate/Floating Rate Subordinated Notes due 2014 (“the 4.75% Notes”), which were designated as the Covered Debt as of such date. As a result, May 1, 2012 was a Redesignation Date, and pursuant to the Replacement Capital Covenant, on such date the 4.75% Notes ceased being the Covered Debt. Also effective as of May 1, 2012, Susquehanna’s $50,000,000 aggregate principal amount of 11% Junior Subordinated Deferrable Interest Debentures due 2040 underlying the 11% Cumulative Trust Preferred Securities of Susquehanna Capital II, became the Covered Debt, and the holders thereof satisfying the criteria set forth in the Replacement Capital Covenant have become the Covered Debtholders.

Amendment to the Replacement Capital Covenant

On July 18, 2012, Susquehanna executed an amendment (the “Amendment”) to its Replacement Capital Covenant after determining that the Amendment was not adverse to the Covered Debtholders. The Amendment amends and clarifies the various series of Susquehanna’s outstanding debt securities that may become eligible to receive the benefit of the Replacement Capital Covenant and the conditions precedent for the termination of the Replacement Capital Covenant.

The Replacement Capital Covenant is filed as Exhibit 99.1 hereto, and the Amendment is filed as Exhibit 99.2, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Replacement Capital Covenant, dated December 12, 2007, of Susquehanna (incorporated herein by reference to Exhibit 99.1 of Susquehanna’s Form 8-K filed on December 12, 2007).

99.2	Amendment to Replacement Capital Covenant, dated July 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.

By:	/s/ Lisa M. Cavage
Lisa M. Cavage
Senior Vice President, Secretary and Counsel

Dated: July 18, 2012

Exhibit Index

Exhibit Number	Description

99.1	Replacement Capital Covenant, dated December 12, 2007, of Susquehanna (incorporated herein by reference to Exhibit 99.1 of Susquehanna’s Form 8-K filed on December 12, 2007).

99.2	Amendment to Replacement Capital Covenant, dated July 18, 2012.